Post-retirement benefit plans	12 Months Ended
Dec. 31, 2025
Retirement Benefits [Abstract]
Post-retirement benefit plans	Post-retirement benefit plans
We provide separate defined benefit pension plans covering a small number of our employees based on years of service and pensionable pay. These plans are funded through contributions by the Company and invested in trustee administered funds. These plans are now closed to new participants and ceased accruing benefits for existing participants after December 31, 2022. Other assets as of December 31, 2025 and 2024 included assets of $23 million and $13 million, respectively, related to the defined benefit position in respect of these pension plans.
We operate defined contribution pension plans for our employees. These plans do not have a material impact on our Consolidated Balance Sheets or Consolidated Income Statements.